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                                                                   Exhibit 10.41

                               SECURITY AGREEMENT

      SECURITY AGREEMENT made this 6th day of October, 2000 by ePRESENCE, INC., a Massachusetts corporation (the "Borrower") in favor of FLEET NATIONAL BANK (the "Lender") under that certain Credit Agreement of even date herewith (as the same may be amended, modified, supplemented, extended or restated from time to time the "Credit Agreement").

                                   WITNESSETH:

      WHEREAS, pursuant to and subject to the terms and conditions of the Credit Agreement, the Lender has agreed to make advances to the Borrower and/or issue letters of credit for the account of the Borrower;

      WHEREAS, it is a condition precedent to the obligations of the Lender to make advances to the Borrower and to issue letters of credit for the account of the Borrower under the Credit Agreement that, among other things, the Borrower shall have granted to the Lender a continuing security interest in and to the Collateral (as hereafter defined) and shall have executed and delivered this Agreement and the other Security Instruments (as defined by reference below) to secure its obligations under the Credit Agreement, including, without limitation, its obligations under the Note (as defined by reference below);

      NOW, THEREFORE, in consideration of the premises and to induce the Lender to make advances to the Borrower and to issue letters of credit for the account of the Borrower under the Credit Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Definitions

      Terms defined in the Credit Agreement and not otherwise defined herein (including, without limitation, the terms "Event of Default" and "Lien") have, as used herein, the respective meanings provided for therein. The following additional terms, as used herein, have the following respective meanings:

            "Accounts" means all "accounts" (as defined in the UCC) now owned or hereafter acquired by the Borrower and shall also mean and include all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to the Borrower arising from the sale, lease or exchange of goods or other property by it and/or the performance of services by it (including, without limitation, any such obligation which might be characterized as an account, contract right or general intangible under the UCC) and all of the Borrower's rights in, to and under all purchase orders for goods, services or other property, and all of the Borrower's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit) and all monies due to or to become due to the Borrower under all contracts for the sale, lease or exchange of goods or other property and/or the performance of services by it (whether or not yet earned by performance on the part of the Borrower), including, without limitation, all of Borrower's right, title and interest in


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      and to all service or management contracts to which it is a party, in each case whether now in existence or hereafter arising or acquired including, without limitation, the right to receive the proceeds of said purchase orders and contracts and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

            "Collateral" has the meaning set forth in Section 3.

            "Documents" means all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods, now owned or hereafter acquired, by the Borrower.

            "Equipment" means all "equipment" (as defined in the UCC) now owned or hereafter acquired by the Borrower, including, without limitation, all motor vehicles, trucks and trailers.

            "Excluded Property" shall mean (i) any property of the Borrower the purchase price of which was financed with Indebtedness permitted by Sections 7.3(b) and 7.3(c), of the Credit Agreement, (ii) the common stock of Switchboard or any common stock of any non-affiliated entities presently owned or hereafter acquired pursuant to Section 7.7(vi) of the Credit Agreement, and (iii) leasehold interests in any real property.

            "Fixtures" means all "fixtures" (as defined in the UCC) now owned or hereafter acquired by the Borrower.

            "General Intangibles" means all "general intangibles" (as defined in the UCC) now owned or hereafter acquired by the Borrower, including, without limitation, all (a) obligations or indebtedness owing to the Borrower (other than Accounts) from whatever source arising, (b) patent licenses, patents, trademark licenses, trademarks, rights in intellectual property, goodwill, trade names, service marks, trade secrets, copyrights, permits and licenses, (c) inventions, processes, production methods, proprietary information, know-how and trade secrets used or useful in the business of the Borrower, (d) licenses or user or other agreements granted to the Borrower with respect to any of the items described in clause (b) or (c) above, (e) information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, catalogs, computer and automatic machinery software and programs and the like pertaining to the business of the Borrower, (f) field repair data, sales data, and other information relating to sales or service of products now or hereafter manufactured, (g) accounting information and all media in which or on which any of the information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data, (h) causes of action, claims and warranties now or hereafter owned or acquired by the Borrower in respect of any of the items listed above and (i) tax refunds to which the Borrower is entitled.


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            "Governmental Authority" shall mean any federal, state, municipal or other governmental department, commission, board, bureau, agency, court, tribunal or other instrumentality, domestic or foreign, and any arbitrator.

            "Instruments" means all "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC) evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now owned or hereafter acquired by the Borrower.

            "Intellectual Property Collateral" has the meaning set forth in
      Section 3.

            "Inventory" means all "inventory" (as defined in the UCC), now owned or hereafter acquired by the Borrower, wherever located, and shall also mean and include, without limitation, all raw materials and other materials and supplies, work-in-process and finished goods and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto.

            "Investment Property" means all "investment property" (as defined in the UCC), now owned or hereafter acquired by the Borrower, wherever located, provided however, that Investment Property shall not include the common stock of Switchboard or any common stock of any non-affiliated entities presently owned or hereafter acquired by the Borrower.

            "Permitted Liens" means the security interests and liens on the Collateral permitted to be created, assumed or to exist pursuant to
      Section 7.3 of the Credit Agreement.

            "Proceeds" means all proceeds of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, Collateral, including, without limitation, all claims of the Borrower against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

            "Secured Obligations" means all obligations of the Borrower to the Lender, whether such obligations are now existing or hereafter incurred or created, joint or several, direct or indirect, absolute or contingent, due or to become due, matured or unmatured, liquidated or unliquidated, arising by contract, operation of law or otherwise, including, without limitation, (a) all Obligations (as defined in the Credit Agreement), (b) all principal of and interest (including, without limitation, any interest which accrues after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Borrower) on any advance to the Borrower under the Note issued by the Borrower or pursuant to the Credit Agreement; (c) all other amounts (including, without limitation, any fees or expenses) payable by the Borrower under the Loan Documents; (d) all amounts payable to any Issuing Bank in


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      connection with the issuance of any letter of credit by any such Issuing
      Bank for the account of the Borrower or any drawing thereunder, including, without limitation, any reimbursement obligation and letter of credit fees payable under any letter of credit application or reimbursement agreement executed by the Borrower in connection with any such letter of credit; (e) all other amounts payable by the Borrower hereunder; and (f) any renewals, refinancings or extensions of any of the foregoing.

            "Security Interests" means the security interests granted pursuant to Section 3, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement.

            "UCC" means the Uniform Commercial Code as in effect on the date hereof in The Commonwealth of Massachusetts; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than The Commonwealth of Massachusetts, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

SECTION 2. Representations and Warranties

      The Borrower represents and warrants as follows:

      (a) The Borrower has good title to all of the Collateral, free and clear of any Liens other than the Permitted Liens and the Security Interests. The Borrower has taken all actions necessary under the UCC to perfect its interest in any Accounts purchased by it or in which it otherwise has an interest, as against its assignors and creditors of its assignors.

      (b) The Borrower has not performed any acts which might prevent the Lender from enforcing any of the terms of this Agreement or which would limit the Lender in any such enforcement. To the Borrower's knowledge, other than financing statements or other similar or equivalent documents or instruments with respect to the Security Interests or Permitted Liens, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral is on file or of record in any jurisdiction in which such filing or recording would be effective to perfect a Lien on such Collateral. No Collateral is in the possession of any Person (other than the Borrower or the Lender) asserting any claim thereto or security interest therein.

      (c) All of the information contained in such perfection certificates previously delivered to the Lender remains true and correct and accurate in all respects.

      (d) Except for filings with (i) the United States Patent and Trademark Office pursuant to the Patent Collateral Assignment and Security Agreement and the Trademark Collateral Security and Pledge Agreement and (ii) the United States Copyright Office pursuant to the Memorandum of Grant of Security Interest In Copyrights, no authorization, approval or other action by, and no notice of filing with, any Governmental Authority that has not been received, taken or made is required (i) for the grant by the Borrower of the Security Interests or for the execution, delivery or performance of this Agreement by the Borrower,
(ii) for the perfection and


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maintenance of the Security Interests as first priority security interests and liens, or (iii) for the exercise by the Lender of the rights or the remedies in respect of the Collateral pursuant to this Agreement except for the filing of UCC financing statements in the office necessary to perfect the Security Interests.

SECTION 3. The Security Interests

      (a) In order to secure the full and punctual payment of the Secured Obligations in accordance with the terms thereof, the Borrower hereby, assigns, pledges and grants to the Lender a continuing security interest and lien in and to all right, title and interest of the Borrower in the following property, other than Excluded Property, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the "Collateral"):

            (i)   Accounts;

            (ii)  Inventory;

            (iii) General Intangibles;

            (iv)  Documents;

            (v)   Instruments;

            (vi)  Investment Property;

            (vii) Equipment;

            (viii) Fixtures;

            (ix) All books and records (including, without limitation, customer lists, marketing information, credit files, price lists, operating records, vendor and supplier price lists, sales literature, computer programs, printouts and other computer materials and records) of the Borrower pertaining to any of the Collateral;

            (x) All other property of the Borrower of every kind and description, tangible and intangible, and

            (xi) All Proceeds of, attachments or accessions to, or substitutions for all or any of the Collateral described in Clauses (i) through (x) hereof,

provided however, that the foregoing security interest shall not include a security interest in any Collateral comprised of Intellectual Property of the Borrower or any of its Subsidiaries (the "Intellectual Property Collateral") if the granting of the security interest therein by the Borrower to the Lender is prohibited by any requirement of law or by the terms and provisions of the written agreement, document or instrument creating or evidencing such Intellectual Property Collateral or rights related thereto and provided further, that if and when the prohibition which prevents the granting by the Borrower to the Lender of a security interest in such Intellectual


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Property Collateral is removed or otherwise terminated, the Lender will be deemed to have, and at all times from and after the date hereof to have had, a security interest in such Intellectual Property Collateral, as the case may be, and that, notwithstanding anything set forth herein to the contrary, the Lender will be deemed to have, and at all times from and after the date hereof to have had, a security interest in the proceeds of such Intellectual Property Collateral.

      (b) The Security Interests are granted as security only and shall not subject the Lender to, or transfer or in any way affect on modify, any obligation or liability of the Borrower with respect to any of the Collateral in any transaction in connection therewith

Section 4: Further Assurances, Covenants

      The Borrower covenants as follows:

      (a) The Borrower will not change (i) the location of its principal place of business, or the location of its chief executive office or its federal tax identification number, or (ii) the locations where it keeps or holds any Collateral or records relating thereto from the applicable locations described in the perfection certificate delivered by the Borrower to the Lender, or (iii) its name, idenity or corporate structure in any manner, in each case without giving the Lender thirty (30) day prior written notice thereof. In the event of any such change, the Borrower shall, at its cost and expense, cooperate with the Lender and cause to be filed or recorded additional financing statements, amendments or supplements to existing financing statements, continuation statements or other documents required to be recorded or filed in order to perfect and protect the Security Interest. The Borrower shall not, in any event, make any change if such change would cause the Security Interests in any Collateral to lapse or cease to be perfected.

      (b) The, Borrower will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including, without limitation, collateral assignments of trademarks, copyright mortgages and any filings of financing or continuation statements under the UCC) that the Lender may from time to time reasonably determine to be necessary or desirable in order to create, preserve, upgrade in rank (to the extent required hereby), perfect, confirm or validate the Security Interests or to enable the Lender to obtain the full benefits of this Agreement, or to enable the Lender to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral. At the request of the Lender, the Borrower will use reasonable efforts to obtain the consent of any Person that is necessary or desirable to effect the pledge hereunder of any right, title, claims and benefits now owned or hereafter acquired by the Borrower in and to any Gneral Intangible. To the extent permitted by law, the Borrower hereby authorizes the Lender to execute and file financing statements or continuation statements without the Borrower's signature appearing thereon. The Borrower agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. The Borrower shall pay the costs of, or incidental to, any recording or filing of any financing or continuation statements concerning the Collateral.

      (c) If any Collateral is at any time in the possession or control of any warehouseman, bailee or of the Borrower's agents or processors, the Borrower shall, upon the request of the Lender, notify such warehouseman, bailee, agent or processor of the Security Interests created


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hereby and to hold all such Collateral for the Lender's account subject to the
Lender's instructions.

      (d) The Borrower shall keep complete and accurate books and records relating to the Collateral.

      (e) The Borrower will promptly deliver and pledge each Instrument to the Lender, appropriately endorsed to the Lender without recourse, provided that so long as no Event of Default shall have occurred and be continuing, the Borrower may retain for collection in the ordinary course any Instruments received by them in the ordinary course of business and the Lender shall, promptly upon request of the Borrower, make appropriate arrangements for making any other Instrument pledged by the Borrower available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate to the Lender, against trust receipt or like document).

      (f) The Borrower shall use its best efforts to cause to be collected from its account debtors, as and when due, any and all amounts owing under or on account of each Account (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures and the Borrower's standard procedures) and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account, except that, unless an Event of Default has occurred and is continuing and the Lender is exercising its rights hereunder to collect Accounts, the Borrower may allow in the ordinary course of business as adjustments to amounts owing under its Accounts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which the Borrower finds appropriate in accordance with prudent business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise, all in accordance with the Borrower's ordinary course of business consistent with their historical collection practices. The costs and expenses (including, without limitation, attorney's fees) of collection, whether incurred by the Borrower or the Lender, shall be borne by the Borrower.

      (g) Upon the occurrence and during the continuance of any Event of Default, upon the request of the Lender, the Borrower will promptly notify (and the Borrower hereby authorizes the Lender so to notify) each account debtor in respect of any Account or Instrument that such Collateral has been assigned to the Lender hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Lender or any designee specified by the Lender. Following such request of the Lender, the Borrower shall hold all proceeds from collection of Accounts as trustee for the Lender (without commingling the same with other funds of the Borrower) and shall turn the same over to the Lender immediately upon receipt in the identical form received (duly endorsed by the Borrower to the Lender, if required). The Lender shall apply the proceeds of such collections received by it to the Secured Obligations in accordance with Section 8 of this Agreement. The application of the proceeds of such collections shall be conditional upon the final payment in cash of the items so collected. If any item is not so paid or the Lender is required for any reason to return any payment made, the Lender may reverse any credit given in respect of such item.

      (h) Without the prior written consent of the Lender, the Borrower will not
(i) sell, lease, exchange, assign or otherwise dispose of, or grant any option with respect to, any


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Collateral other than as permitted under Section 7.4 of the Credit Agreement and, in the case of any such permitted sale or exchange, the Security Interests created hereby in such item (but not in any Proceeds arising from such sale or exchange) shall cease immediately without any further action on the part of the Lender, provided, however, that at the request of the Borrower, the Lender shall execute and deliver such UCC-3 termination statements and other documents as may be required to release such Security Interests in such item; or (ii) create, incur or suffer to exist any Lien with respect to any Collateral, except for Permitted Liens and the Security Interests.

      (i) The Borrower will keep each item of Equipment in good order and repair (with allowance for ordinary wear and tear) and will not use the same in violation of law or any policy of insurance thereon.

      (j) The Borrower shall, (i) not later than the date of the first advance under the Credit Agreement, in the case of Equipment now owned constituting goods in which a security interest is perfected by a notation on the certificate of title or similar evidence of the ownership of such goods (other than Equipment in which the Borrower has granted Permitted Liens), (a) having a value in excess of $100,000 or (b) having a value in excess of $50,000, if the aggregate of such items owned by the Borrower at any time is greater than $100,000, and (ii) within 10 days of acquiring any other similar Equipment (other than Equipment in which the Borrower has granted Permitted Liens) (x) having a value in excess of $ 100,000 or (y) having a value in excess of $50,000, if the aggregate of all such items owned by the Borrower at any time is greater than $100,000, deliver to the Lender any and all certificates of title, applications for title or similar evidence of ownership of such Equipment and shall cause the Lender to be named as lienholder on any such certificate of title or other evidence of ownership. The Borrower shall not permit any additions to the Equipment to become a fixture to real estate other than real estate in which the Lender has been granted a first priority Lien.

      (k) The Borrower will, promptly upon request, provide to the Lender all information and evidence it may reasonably request concerning the Collateral to the extent such information and evidence is in the Borrower's possession (including without limitation, the names, addresses, face value, and date of invoices for each debtor obligated on each Account) to enable the Lender to enforce the provisions of this Agreement and, to the extent that any such information or evidence is not in the possession of the Borrower, the Borrower shall make such reasonable efforts as may be required to obtain such information or evidence.

SECTION 5. General Authority

      The Borrower hereby irrevocably appoints the Lender its true and lawful attorney, with full power of substitution, in the name of the Borrower, the Lender, or otherwise, for the sole use and benefit of the Lender, but at the Borrower's expense, to the extent permitted by law to exercise, at any time and from time to time while an Event of Default has occurred and is continuing, all or any of the following powers with respect to all or any of the Collateral:

                  (a) to endorse the Borrower's name on any checks, notes,
            acceptances, money orders, drafts, filings or other forms of payment or security that may come into the Lender's possession,


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                  (b) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due thereon or by virtue thereof,

                  (c) to settle, compromise, compound, prosecute or defend any action or proceeding with respect thereto,

                  (d) to sell, transfer, assign or otherwise deal in or with the same or the proceeds or avails thereof, as fully and effectually as if the Lender were the absolute owner thereof, and

                  (e) to extend the time of payment of any or all thereof and to make any allowance and other adjustments with reference thereto.

SECTION 6. Remedies upon Event of Default

      (a) If any Event of Default has occurred and is continuing, the Lender may exercise all rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Lender may, without being required to give any notice, except as herein provided or as may be required by law, sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Lender may deem satisfactory. The Lender may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations, at any private sale) and thereafter hold the same, absolutely, free from any right or claim of whatsoever kind. The Lender shall give the Company not less than ten days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. The Company agrees that such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC. The Company will execute and deliver such documents and take such other action as the Lender deems necessary or advisable in order that any such sale may be made in compliance with law. The Borrower will execute and deliver such documents and take such other action as the Lender deems necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Lender shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the Collateral so sold to it absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of the Borrower, and the Borrower, to the extent permitted by law, hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice (if any) of such sale required by
Section 5 shall (A) in case of a public sale, state the time and place fixed for such sale, and (B) in the case of a private sale, state the day after which such sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Lender may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Lender may determine. The Lender shall not be obligated to make any such sale pursuant to any such notice. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any


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time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Lender until the selling price is paid by the purchaser thereof, but the Lender shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Lender, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction.

      (b) For the purpose of enforcing any and all rights and remedies under this Agrement the Lender may (i) require the Borrower to, and the Borrower agrees that it will, at its expense and upon the request of the Lender, forthwith assemble all or any part of the Collateral as directed by the Lender and make it available at a place designated by the Lender which is, in its opinion, reasonably convenient to the Lender, whether at the premises of the Borrower or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premises where any of the Collateral is or may be located, and without charge or liability to it or any Lender, seize and remove such Collateral from such premises, (iii) have access to and use the Borrower's books and records relating to the Collateral and (iv) prior to the disposition of the Collateral, store or transfer it without charge in or by means of any storage or transportation facility owned or leased by the Borrower, process, repair or recondition it or otherwise prepare it for disposition in any manner and to the extent the Lender deems appropriate to preserve and enhance its value and, in connection with such preparation and disposition, use, as a licensee (or if no decline in the value of the Collateral would result, otherwise) without charge any trademark, trade name, copyright, patent or technical process used by the Borrower.

SECTION 7. Limitation on Duty of Lender in Respect of Collateral

      Beyond the safe custody thereof in accordance with applicable law, the Lender shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property of like nature, arid shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Lender in good faith and in the absence of gross negligence.

SECTION 8. Application of Proceeds

      Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied by the Lender in the following order of priorities:

            first, to payment of the expenses of such sale or other realization, including reasonable compensation to the Lender and its agents and counsel in connection therewith, and all expenses, liabilities and advances incurred or made by the Lender in connection therewith, and any other unreimbursed expenses for which the Lender is to be reimbursed pursuant to the Credit Agreement or Section 9 hereof and unpaid fees owing to the Lender under the Credit Agreement;

            second, to the payment of accrued but unpaid interest on the Secured Obligations;

            third, to the payment of unpaid principal of the Secured
      Obligations;

            fourth, to the payment of all other Secured Obligations, until all Secured Obligations shall have been paid in full; and

            finally, to payment to the Borrowers or their respective successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

The Lender may make distributions hereunder in cash or in kind or in any combination thereof.

SECTION 9. Expenses

      In the event that the Borrower fails to comply with the provisions of the Credit Agreement or this Agreement, such that the value of any Collateral or the validity, perfection, rank or value of any Security Interest is thereby diminished or potentially diminished or put at risk, the Lender may effect such compliance on behalf of the Borrower, and the Borrower shall reimburse the Lender for the costs thereof within two Business Days of demand therefor. All insurance expenses and all reasonable expenses of protecting, storing, warehousing, appraising, insuring, handling, maintaining, and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral, or in respect of the sale or other disposition thereof, shall be borne and paid by the Borrower; and if the Borrower fails to promptly pay any portion thereof when due, the Lender may, at its option, but shall not be required to, pay the same and charge the Borrower's account therefor, and the Borrower agrees to reimburse the Lender therefor on demand. All sums so paid or incurred by the Lender for any of the foregoing and any and all other sums for which the Borrower may become liable hereunder and all reasonable costs and expenses (including attorneys' fees, legal expenses and court costs) reasonably incurred by the Lender in enforcing or protecting the Security Interests or any of their rights or remedies under this Agreement, shall, together with interest thereon until paid at the rate applicable to advances made under the Credit Agreement, be additional Secured Obligations hereunder.

SECTION 10. Termination of Security Interests

      Upon the payment in full of all Secured Obligations and termination of the Commitments, the Security Interests shall terminate and all rights to the Collateral shall revert to the Borrower, and this Security Agreement shall terminate and no longer be of any force and effect. After the termination of the Security Interests pursuant to the preceding sentence and at the request of the Borrower, the Lender shall take such action and execute and deliver to the Borrower such UCC-3 termination statements and such other instruments as may be required to release the Security Interests and return to the Borrower any Collateral in its possession. If, after the Security Interests are terminated, payment, or any part thereof, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any substantial part of its property, or otherwise, the Security Interests and all rights of the Lender to the Collateral shall be reinstated, all as though such payments had not been made.

SECTION 11. Notices

      All notices, approvals, requests, demands and other communications hereunder shall be given in accordance with the Credit Agreement.

SECTION 12. Waivers, Non-Exclusive Remedies

      No failure on the part of the Lender to exercise, and no delay in exercising and no course of dealing with respect to, any right under the Credit Agreement or this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise by the Lender of any right under the Credit Agreement or this Agreement preclude any other or further exercise thereof or the exercise of any other right. The rights in this Agreement and the Credit Agreement are cumulative and are not exclusive of any other remedies provided by law.

SECTION 13. Successors and Assigns

      This Agreement is for the benefit of, and be enforceable by, the Lender, and its successors and assigns, and in the event of an assignment of all or any of the Secured Obligations, the rights, hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on the Borrower and their respective successors and assigns.

SECTION 14. Changes in Writings

      Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by the Borrower and the Lender.

SECTION 15. MASSACHUSETFS LAW

      THIS AGREEMENT IS A CONTRACT UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID COMMONWEALTH (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). THE BORROWER CONSENTS TO THE JURISDICTION OF ANY OF THE FEDERAL OR STATE COURTS LOCATED IN SUFFOLK COUNTY IN THE COMMONWEALTH OF MASSACHUSETTS IN CONNECTION W1TH ANY SUIT TO ENFORCE THE RIGHTS OF THE LENDER UNDER THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. THE BORROWER IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH ACTION BROUGHT IN THE COURTS REFERRED TO IN THE

PRECEDING SENTENCE AND IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH ACTION THAT SUCH ACTION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

SECTION 16. Severability

      If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Lender in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

SECTION 17. Counterparts

      This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one- and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

SECTION 18. Waiver of Trial By Jury. THE BORROWER AND THE LENDER MUTUALLY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING, WITHOUT LIMITATION, ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE LENDER RELATING TO THE ADMINISTRATION OF THE LOAN OR THE ENFORCEMENT OF THIS AGREEMENT AND AGREE THAT NEITHER PARTY WILL SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. EXCEPT AS PROHIBITED BY LAW, EACH OF THE BORROWER AND THE LENDER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. THE BORROWER CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE LENDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE LENDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS. THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN CONSTITUTE A MATERIAL INDUCEMENT FOR THE LENDER TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND TO MAKE THE LOAN.

      SECTION 19. Revised Article 9 of the Uniform Commercial Code. The parties acknowledge and agree to the following provisions of this Agreement in anticipation of the possible application, in one or more jurisdictions, to the transactions contemplated hereby of the revised Article 9 of the UCC in the form or substantially in the form approved by the American Law Institute and the National Conference of Commissioners on Uniform State Law contained in the 1999 official text of Revised Article 9 ("Revised Article 9").

      In applying the law of any jurisdiction in which Revised Article 9 is in effect, the Collateral shall be and included all assets of the Borrower, whether or not within the scope of Revised Article 9 with the exception of the Excluded Property. The collateral shall include, without limitation, the following categories of assets (as defined in Revised Article 9) belonging to the Borrower or in which the Borrower has any rights: goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts, chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by writing), commercial tort claims, securities and all other investment property, general intangibles (including payment intangibles and software), supporting obligations and any and all proceeds thereof, wherever located, whether now owned and hereafter acquired. If the Borrower shall at any time, whether or not Revised Article 9 is in effect in any particular jurisdiction, acquire a commercial tort claim, as defined in Revised Article 9, the Borrower shall immediately notify the Lender in a writing signed by the Borrower of the brief details thereof and grant to the Lender in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Lender.

      The Lender may at any time and from time to time file financing statements, continuation statements and amendments thereto that describe the Collateral as all assets of the Borrower or words of similar effect and which contain any other information required by Part 5 of Revised Article 9 for the sufficiency or filing office acceptance of any financing statement, continuation statement or amendment, including whether the Borrower is an organization, the type of organization and any organization identification number issued to the Borrower. The Borrower agrees to furnish any such information to the Lender promptly upon request. Any such financing statements, continuation statements or amendments may be signed by the Lender on behalf of the Borrower an may be filed at any time in any jurisdiction whether or not Revised Article 9 is then in effect in that jurisdiction.

      The Borrower shall at all times and from time to time, whether or not Revised Article 9 is in effect in any particular jurisdiction, take such steps as the Lender any reasonably request for the Lender (a) to obtain an acknowledgment, in form and substance satisfactory to the Lender, of any bailee having possession of any of the Collateral the bailee holds such Collateral for the Lender, (b) to obtain "control" of any investment property, deposit accounts, letter-of-credit rights or electronic chattel paper (as such terms are defined in Revised Article 9 with corresponding provision in Section 9-104, 9-105, 9-106 and 9-107 of Revised Article 9 relating to what constitutes "control" for such items of Collateral), with any agreements establishing control to be in form and substance satisfactory to the Lender, and (c) otherwise to insure the continued perfection and priority of the Lender's security interest in any of the Collateral and of the preservation of its rights therein, whether in anticipation and following the effectiveness of Revised Article 9 in any jurisdiction.

Nothing contained in this Section shall be construed to narrow the scope of the Lender's security interest in any of the Collateral or the perfection or priority thereof or to impair or otherwise limit any of the rights, powers, privileges or remedies of the Lender hereunder except (and then only to the extent) mandated by Revised Article 9 to the extent then applicable.

                    {SIGNATURES APPEAR ON THE FOLLOWING PAGE]

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as an instrument under seal by their respective authorized officers as of the day and year first above written.

                                        ePRESENCE, INC.


                                        By: /s/ Richard M. Spaulding
                                            ------------------------------------
                                            Name: Richard M. Spaulding
                                            Title: SVP & CFO


                                        FLEET NATIONAL BANK


                                        By: /s/ Daniel G. Head, Jr.
                                            ------------------------------------
                                            Daniel G. Head, Jr.
                                            Director